SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 1997

                      LEHMAN HOME EQUITY LOAN TRUST 1996-1
(Exact name of registrant as specified in its charter)


          New York                   333-01451                     36-7142775
(State or Other Jurisdiction  (Commission File              (I.R.S. Employer
 of Incorporation)                    Number)   Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                     60670-0126
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:                312/407-1902

Item 5.        Other Events

   On behalf of Lehman Home Equity Loan Trust 1996-1, a Trust created pursuant to the Pooling Agreement, dated December 29, 1995, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated July 15,1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date July 15, 1997.

                       Principal             Interest       Ending Balance

        Cede & Co.$1,168,450.62            $575,723.53     $119,200,606.36

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?  NO.
                              Date:
                              Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                              Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.      Item 1:  Legal Proceedings:  NONE

               G.      Item 2:  Changes in Securities:  NONE

               H.      Item 4:  Submission of Matters to a Vote of Security
                       Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.   Monthly Statements and Exhibits

          Exhibit No.
          1.   Monthly Statement to Certificateholders dated July 15, 1997



Statement to Certificateholders (Page 1 of 2)


Distribution Date:    INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000 ORIGINAL PRINCIPAL AMOUNT)
6/16/97        7/15/97

       INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


A.     Investor Certificate Interest Distributed
4.416306       3.938187
       Investor Certificate Interest Shortfall Distributed
       0       0
       Remaining Unpaid Investor Certificate Interest Shortfall
               0      0

       Managed Amortization Period ? (Yes=1; No=0)
       1       1
       Investors Certificate Principal Distributed
13.399611      7.992685
         Principal Distribution Amount                       12.932051
7.783347
            Maximum Principal Payment                         27.816534
25.081393
            Alternative Principal Payment
12.932051      7.783347
            Principal Collections less Additional Balances
       12.932051      7.783347
         Investor Loss Amount Distributed to Investors
       0.467559       0.209338
         Accelerated Principal Distribution Amount
0      0
         Credit Enhancement Draw Amount                        0      0

       Total Amount Distributed to Certificateholders (P & I)
               17.815916     11.930872

       INVESTOR CERTIFICATE PRINCIPAL BALANCE


B.     Beginning Investor Certificate Balance
"122,327,946.05"      "120,369,056.98"
       Ending Investor Certificate Balance
"120,369,056.98"      "119,200,606.36"
       Beginning Invested Amount
"123,073,816.39"      "121,114,927.33"
       Ending Invested Amount                            "121,114,927.33"
"119,946,476.70"
       Investor Certificateholder Floating Allocation Percentage
               94.36%        94.28%
       Pool Factor                                0.8233741     0.8153814
       Liquidation Loss Amount for Liquidated Loans
       "72,436.48"    "32,460.12"
       Unreimbursed Liquidation Loss Amount
0      0


     POOL INFORMATION
Additional Servicing Fee
C.     Beginning Pool Balance                      "130,427,358.27"
"128,464,385.21"
       Ending Pool Balance                            "128,464,385.21"
"127,294,077.54"
       Servicer Removals form the Trust (Section 2.06)
       0       0
       Servicing Fee                             "54,344.73"    "53,526.83"

       INVESTOR CERTIFICATE RATE

D.     Investor Certificate Rate                   5.94%          5.94%
       LIBOR Rate                                 5.69%          5.69%
       Maximum Rate                               9.79%          9.79%

       DELINQUENCY & REO STATUS

E.     Delinquent 30-59 days
           No. of Accounts                                        25     21
          Trust Balances                        "677,009.25"   "544,031.51"
       Delinquent 60-89 days
           No. of Accounts                                        5      6
          Trust Balances                       "233,300.78"   "291,544.09"
       Delinquent 90+ days
           No. of Accounts                                        17     17
          Trust Balances                       "541,788.77"   "645,258.28"
       Delinquent 9+ Months
           No. of Accounts                                        10     8
          Trust Balances                        "937,617"      "660,314"
       REO
           No. of Accounts                                        2      2
          Trust Balances                       "395,058.52"   "395,058.52"




Statement to Certificateholders (Page 2 of 2)
6/16/97        7/15/97

Distribution Date:    "IN WITNESS WHEREOF, the undersigned has caused this
Certificate to be duly executed"
       "this 9th day of  July, 1997"


              Countrywide Home Loans Formerly Known as Countrywide Funding Corporation
              as Servicer

              _______________________________________


             Sam Ilagan
             Vice-President


















       Distribution List:

       "   Director, IPM - FSA"
 Barbara Grosse - First National Bank of Chicago
  Gail Brennan - Standard & Poor's Corp.
Lupe Montero - Countrywide Home Loans
 Paul Marsilio - Lehman Brothers
Richard Marron - Countrywide Home Loans
  Margarette Carrette - Moody's Investors Service
Dave Walker -Countrywide Home Loans
Richard Pohl - Countrywide Home Loans
Jose Baltasar - Countrywide Home Loans
Brain Sulker - Hall - Countrywide Home Loans




       SIGNITURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LEHMAN HOME EQUITY LOAN TRUST 1996-1



                                     By  _______________________________________
                                       Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: July 31, 1997